UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2005

TUT SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25291	94-2958543
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6000 SW Meadows Drive, Suite 200

Lake Oswego, Oregon 97035

(Address of principal executive offices) (Zip Code)

(971) 217-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (18 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 27, 2005, Tut Systems, Inc. hosted a conference call to discuss second quarter results. The conference call script, attached hereto as Exhibit 99.1, is being furnished on this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit	Description

99.1	Script of Tut Systems, Inc. conference call, hosted on July 27, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 1, 2005	By:	/s/ Randall K. Gausman
Randall K. Gausman,
Vice-President, Finance and Administration, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer and Duly Authorized Officer)

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Index to Exhibits

Exhibit	Description
99.1	Script of Tut Systems, Inc. conference call, hosted on July 27, 2005.

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